QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2005

7-Eleven, Inc.
(Exact name of registrant as specified in its charter)

Texas State or other jurisdiction of incorporation	1-6987 Commission File Number	75-1085131 IRS Employer Identification No.
2711 North Haskell Avenue Dallas, Texas 75204-2906 (Address of principal executive offices)

Registrant's telephone number, including area code: (214) 828-7011

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

/
/    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/
/    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/
/    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/
/    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

        On November 9, 2005, 7-Eleven, Inc. amended its articles of incorporation in the form of the amended and restated articles of incorporation filed as Exhibit 3.3 to this Form 8-K.

Item 9.01.    Financial Statements and Exhibits.

(d)
Exhibits

Exhibit No.	Description
3.3	Amended and Restated Articles of Incorporation of 7-Eleven, Inc., as filed with the Texas Secretary of State on November 9, 2005.

2

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

7-ELEVEN, INC.
Date: November 10, 2005	/s/ BRYAN F. SMITH, JR. Bryan F. Smith, Jr. Executive Vice President, General Counsel and Secretary

3

EXHIBIT INDEX

Exhibit No.	Description
3.3	Amended and Restated Articles of Incorporation of 7-Eleven, Inc., as filed with the Texas Secretary of State on November 9, 2005.

QuickLinks

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX